SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                FORM 8-K/A No. 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                December 15, 1998


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware       	                   					              0-20737
--------------------                                ------------------------
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     ------------------------------------
                     (IRS Employer Identification Number)



   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
----------------------------------------                            ----------
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
             ----------------------------------------------------
	            (Registrants' telephone number, including area code)


 	                               Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)






























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Item 4.	Change in Registrant's Certifying Accountant.

	    (a)	     (i)  On July 1, 1998, the son-in-law of George Kubat was promoted to a manager of the Omaha, Nebraska office of PricewaterhouseCoopers LLP (the
"Former Accountants").  Because Mr. Kubat was then a member of the Board of
Managers of the general partner of the Registrant's general partner, the promotion of his son-in-law raised an issue regarding the independence of the
Former Accountants with respect to the audit of the Registrant's financial statements for the year ending December 31, 1998.  The Former Accountants requested guidance from the staff of the Securities and Exchange Commission
(the "SEC") with respect to this issue.  In December 1998, the Former
Accountants were verbally advised by the staff that it would not consider the
Former Accountants to be independent under the rules of the SEC.  As a result, on December 15, 1998, the Former Accountants resigned from their engagement as principal accountants for the Registrant and KPMG Peat Marwick, L.L.P.
("KPMG") was engaged as its new principal independent accountants effective
December 15, 1998.  KPMG will conduct the audit of the Registrant's Financial
Statements for the year ended December 31, 1998.

     (ii) The Former Accountants issued an audit report on March 26, 1998 with respect to the Registrant's financial statements as of, and for the year ended, December 31, 1997. Accordingly, such report was issued prior to the events which raised the issue as to the independence of the Former Accountants. The Former Accountants were engaged on August 28, 1997 as independent accountants for the purpose of issuing such report.

     (iii) The decision to engage KPMG as the principal independent accountant for the Registrant was approved by the general partner of the Registrant on December 15, 1998.

     (iv) The reports of the Former Accountants on the Registrant's financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals.

     (v) In connection with its audits for the two (2) most recent fiscal years and through December 15, 1998, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

     (vi) During the two (2) most recent fiscal years and through December 15, 1998, there were no "reportable events" as defined by Item 304
(a)(1)(v) of Regulation S-K.

     (vii)  The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such
letter is attached hereto as an Exhibit. (b)	Neither the Registrant nor anyone
on its behalf has consulted KPMG during the Registrant's two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of KPMG.






















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     (b)	Neither the Registrant nor anyone on its behalf has consulted KPMG during the Registrant's two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of KPMG.

     Item 7. Financial Statements and Exhibits.

     (c)	Exhibits.

16.01 Letter, dated February 16, 1999, from Registrant's former principal independent accountant.

































































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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICA FIRST APARTMENT
                                    INVESTORS, L.P.

                                    By America First Capital Associates Limited
                                    Partnership Four, General Partner of the
                                    Registrant

                                    By America First Companies L.L.C, General
                                    Partner of America First Capital Associates
                                    Limited Partnership Four


                                    By  /s/ Michael Thesing
                                        ---------------------------------------
                                    Michael Thesing, Vice
                                    President and Principal
                                    Financial Officer

Dated: February 16, 1999


















































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[PricewaterhouseCoopers LLP Letterhead]




February 16, 1999




Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by America First Apartment Investors, L.P. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A No. 2 report for the month of December 1998. We agree with the statements concerning our Firm in such Form 8-K/A No. 2.

Very truly yours,



PricewaterhouseCoopers LLP













































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